Basis of Presentation	12 Months Ended
Dec. 31, 2010
Basis of Presentation [Abstract]
Basis of Presentation and Significant Accounting Policies [Text Block]
Basis of Presentation

Nature of Business

In this report, “Westwood One,” “Company,” “registrant,” “we,” “us” and “our” refer to Westwood One, Inc. We are a provider of programming, information services and content to the radio and digital sectors. We are one of the largest domestic outsource providers of traffic reporting services and one of the nation's largest radio networks, producing and distributing national news, sports, music, talk and entertainment programs, features and live events, in addition to local news, sports, weather, video news and other information programming. We deliver our content to approximately 3,700 radio stations in the U.S. We exchange our content with radio stations for commercial airtime, which we then sell to local, regional and national advertisers.

Discontinued Operations

On April 29, 2011, we entered into a Stock Purchase Agreement with Clear Channel, pursuant to which we sold all of the outstanding capital stock of our subsidiaries that collectively comprised our Metro Traffic business (referred to herein as the “Metro Sale Transaction”), see Note 3 - Discontinued Operations for additional information with respect to this transaction. In accordance with accounting principles addressing the accounting for the impairment or disposal of long-lived assets, the Metro Traffic business is presented as a discontinued operation in the Consolidated Balance Sheets, Consolidated Statements of Operations and the Notes to Consolidated Financial Statements herein for all periods presented.

From 1994 to 2008, Westwood One was managed by CBS Radio, Inc. (“CBS Radio”, previously known as Infinity Broadcasting Corporation (“Infinity”), a wholly-owned subsidiary of CBS Corporation, pursuant to a management agreement between us and CBS Radio (then Infinity) which was scheduled to expire on March 31, 2009 (the "Management Agreement")). On October 2, 2007, we entered into a new arrangement with CBS Radio that was approved by stockholders on February 12, 2008 and closed on March 3, 2008. On such date, the Management Agreement terminated. See Note 4 - Related Party Transactions for additional information with respect to the new arrangement.

At December 31, 2010, our principal sources of liquidity were our cash and cash equivalents of $2,938 and $3,781 available to us under our revolving credit facility as described in Note 9 - Debt, which total $6,719 as of the date hereof.

On April 12, 2011, we entered into an amendment to our debt agreements with our lenders because our projections indicated that we would likely not attain sufficient Adjusted EBITDA (as defined in our lender agreements) to comply with our then existing debt leverage covenants in certain fiscal quarters of 2011. As a result of negotiations with our lenders, we entered into a waiver and fourth amendment to the Securities Purchase Agreement which resulted in our previously existing maximum senior leverage ratios (expressed as the principal amount of Senior Notes over our Adjusted EBITDA (as defined in our lender agreements and also set forth below) measured on a trailing, four-quarter basis) of 11.25, 11.0 and 10.0 times for the first three quarters of 2011 being replaced by a covenant waiver for the first quarter and minimum last twelve months (“LTM”) EBITDA thresholds of $4,000 and $7,000, respectively, for the second and third quarters of 2011. Debt leverage covenants for the last quarter of 2011 and the first two quarters in 2012 (the Senior Notes mature on October 15, 2012) remain unchanged. The quarterly debt leverage covenants that appear in the Credit Agreement (governing the Senior Credit Facility) were also amended to reflect a change to minimum LTM EBITDA thresholds and maintain the additional 15% cushion that exists between the debt leverage covenants applicable to the Senior Credit Facility and the corresponding covenants applicable to the Senior Notes. By way of example, the minimum LTM EBITDA thresholds of $4,000 and $7,000 for the second and third quarters of 2011 in the Securities Purchase Agreement (applicable to the Senior Notes) are $3,400 and $5,950, respectively, in the Credit Agreement (governing the Senior Credit Facility). In connection with this amendment, Gores agreed to fully subordinate the Senior Notes it holds (approximately $10,222 which is listed under “due to Gores”) to the Senior Notes held by the non-Gores holders, including in connection with any future pay down of Senior Notes from the proceeds of any asset sale, a 5% leverage fee will be imposed effective October 1, 2011 and we agreed to report the status of any merger and acquisition discussions/activity on a bi-weekly basis. Notwithstanding the foregoing, if at any time, we provide satisfactory documentation to our lenders that our debt leverage ratio for any LTM period complies with the following debt covenant levels for the five quarters beginning on June 30, 2011: 5.00, 5.00, 4.50, 3.50 and 3.50, and provided more than 50% of the outstanding amount of non-Gores Senior Notes (i.e., Senior Notes held by the non-Gores holders) shall have been repaid as of such date, then the 5% leverage fee would be eliminated on a prospective basis. The foregoing levels represent the same covenant levels set forth in the Second Amendment to the Securities Purchase Agreement entered into on March 30, 2010, except that the debt covenant level for June 30, 2011 was 5.50 in the Second Amendment. As part of the waiver and fourth amendment, we agreed we would need to comply with a 5.00 covenant level on June 30, 2011, on an LTM basis, for the 5% leverage fee to be eliminated. The 5% leverage fee will be equal to 5% of the Senior Notes outstanding for the period beginning October 1, 2011, and shall accrue on a daily basis from such date until the fee amount is paid in full. The fee shall be payable on the earlier of July 15, 2012 or the date on which the Senior Notes are paid. Accrued and unpaid leverage fee amounts shall be added to the principal amount of the Senior Notes at the end of each calendar quarter (as is the case with PIK interest on the Senior Notes which accretes to the principal amount on a quarterly basis).

If our operating results continue to decline or we do not meet our minimum Adjusted EBITDA thresholds, and we are unable to obtain a waiver to increase our indebtedness and/or successfully raise funds through an issuance of equity, we would lack sufficient liquidity to operate our business in the ordinary course, which would have a material adverse effect on our business, financial condition and results of operations. If we were then unable to meet our debt service and repayment obligations under the Senior Notes or the Senior Credit Facility, we would be in default under the terms of the agreements governing our debt, which if uncured, would allow our creditors at that time to declare all outstanding indebtedness to be due and payable and materially effect our financial condition and liquidity.

Our Senior Credit Facility and Senior Notes mature on October 15, 2012 and if we are unable to refinance or otherwise repay such indebtedness there would be a material and adverse effect on our business continuity and our financial condition.

As described in more detail under Note 3 - Discontinued Operations, in connection with the Metro Sale Transaction, we further amended the terms of our Securities Purchase Agreement and the Credit Agreement, principally to provide for the consent of the lenders to the sale of the Metro Sale Transaction and the release of the liens on the assets sold in the sale. As part of these amendments, our then senior debt leverage covenant was eliminated from both the Securities Purchase Agreement and the Credit Agreement and we paid off all of the Senior Notes held by non-Gores holders from the proceeds of the Metro Sale Transaction. Also as a result of these amendments, certain, but not all, of our non-financial covenants were eliminated or modified. Non-financial covenants that remain in place and apply for purposes of the Senior Notes held by Gores include limitations on non-accretive mergers or acquisitions, limitations on issuing senior debt, limitations on liens, making certain restricted payments and limitations on the sale of assets, except as expressly permitted by the terms of the credit agreements. After the Metro Sale Transaction, on May 11, 2011, we entered into a sixth amendment to our Securities Purchase Agreement for the sole purpose of incorporating an inadvertent omission from the fifth amendment and eliminated the minimum LTM EBITDA thresholds applicable to the second and third quarters of 2011 that were negotiated with the non-Gores noteholders prior to the paydown of 100 percent of their Senior Notes as part of the Metro Sale Transaction.

In addition, cash flow from operations is a principal source of funds. We have experienced significant operating losses since 2005 as a result of increased competition in our local and regional markets, reductions in national audience levels, and reductions in our local and regional sales force and more recently which has in the past been negatively affected by lower commercial clearance, a decline in our sales force and reductions in national audience levels across the industry and locally at our affiliated stations, and more recently by higher programming fees and station compensation costs. Also, in 2010 and 2009 our operating income has been affected by the economic downturn in the United States and reduction in the overall advertising market. As described in more detail above, as a result of our waiver and fourth amendment to our debt agreements entered into on April 12, 2011 and based on our 2011 projections, which we believe use reasonable assumptions regarding the current economic environment, we estimate that cash flows from operations will be sufficient to fund our cash requirements, including scheduled interest and required principal payments on our outstanding indebtedness, projected working capital needs, and provide us sufficient Adjusted EBITDA (as defined in our lender agreements) to comply with our amended debt covenants for at least the next 12 months.

If our operating income continues to decline, we cannot provide assurances that there will be sufficient liquidity available to us to invest in our business or Adjusted EBITDA to comply with our amended debt covenants.
Refinancing

On April 23, 2009, we completed a refinancing of substantially all of our outstanding long-term indebtedness (approximately $241,000 in principal amount) and a recapitalization of our equity (the “Refinancing”). As part of the Refinancing we entered into a Purchase Agreement (the “Purchase Agreement”) with Gores Radio Holdings, LLC (currently our ultimate parent) (together with certain related entities “Gores”). In exchange for the then outstanding shares of Series A Preferred Stock held by Gores, we issued 75 shares of 7.50% Series A-1 Convertible Preferred Stock, par value $0.01 per share (the “Series A-1 Preferred Stock”). In addition Gores purchased 25 shares of 8.0% Series B Convertible Preferred Stock (the “Series B Preferred Stock” and together with the Series A-1 Preferred Stock, the “Preferred Stock”), for an aggregate purchase price of $25,000.

Additionally and simultaneously, we entered into a Securities Purchase Agreement (“Securities Purchase Agreement”) with: (1) holders of our then outstanding senior notes (“Old Notes”) both series of which were issued under the Note Purchase Agreement, dated as of December 3, 2002 and (2) lenders under the Credit Agreement, dated as of March 3, 2004 (the “Old Credit Agreement”). Gores purchased at a discount approximately $22,600 in principal amount of our then existing debt held by debt holders who did not wish to participate in the Senior Notes, which upon completion of the Refinancing was exchanged for $10,797 of the Senior Notes. We also entered into a senior credit facility pursuant to which we have a $15,000 revolving credit facility on a senior unsecured basis and a $20,000 unsecured non-amortizing term loan (collectively, the “Senior Credit Facility”), which obligations are subordinated to the Senior Notes. Gores also agreed to guarantee our Senior Credit Facility and payments due to the NFL for the license and broadcast rights to certain NFL games and NFL-related programming through the 2010-11 season. Gores holds $10,222 (including paid in kind interest (“PIK”)) of the Senior Notes shown in the line item Due to Gores on our balance sheet. Pursuant to the Securities Purchase Agreement, in consideration for releasing all of their respective claims under the Old Notes and the Old Credit Agreement, the participating debt holders collectively received in exchange for their outstanding debt: (1) $117,500 of new senior secured notes maturing October 15, 2012 (the “Senior Notes”); (2) 34,962 shares of Series B Preferred Stock, and (3) a one-time cash payment of $25,000.

At the time of the Refinancing, Gores acquired approximately 75.1% of our then outstanding equity (in preferred and common stock) and our then existing lenders acquired approximately 22.7% of our then outstanding equity (in preferred and common stock). We have considered the ownership held by Gores and our existing debt holders as a collaborative group in accordance with the authoritative guidance. As a result, we have followed the acquisition method of accounting, as required by the authoritative guidance, and have applied the Securities and Exchange Commission (“SEC”) rules and guidance regarding “push down” accounting treatment. Accordingly, our consolidated financial statements and transactional records prior to the closing of the Refinancing reflect the historical accounting basis in our assets and liabilities and are labeled Predecessor Company, while such records subsequent to the Refinancing are labeled Successor Company and reflect the push down basis of accounting for the new fair values in our financial statements. This is presented in our consolidated financial statements by a vertical black line division which appears between the columns entitled Predecessor Company and Successor Company on the statements and relevant notes. The black line signifies that the amounts shown for the periods prior to and subsequent to the Refinancing are not comparable.
Based on the complex structure of the Refinancing, a valuation was performed to determine the acquisition price using the Income Approach employing a Discounted Cash Flow (“DCF”) methodology. The DCF method explicitly recognizes that the value of a business enterprise is equal to the present value of the cash flows that are expected to be available for distribution to the equity and/or debt holders of a company. In the valuation of a business enterprise, indications of value are developed by discounting future net cash flows available for distribution to their present worth at a rate that reflects both the current return requirements of the market and the risk inherent in the specific investment.
We used a multi-year DCF model to derive a Total Invested Capital value which was adjusted for cash, non-operating assets and any negative net working capital to calculate a Business Enterprise Value which was then used to value our equity. In connection with the Income Approach portion of this exercise, we made the following assumptions: (1) the discount rate was based on an average of a range of scenarios with rates between 15% and 16%; (2) management's estimates of future performance of our operations; and (3) a terminal growth rate of 2%. The discount rate and market growth rate reflect the risks associated with the general economic pressure impacting both the economy in general and more specifically and substantially the advertising industry. All costs and professional fees incurred as part of the Refinancing costs totaling $13,895 have been expensed as special charges in 2009 ($12,699 on and prior to April 23, 2009 for the Predecessor Company and $1,196 on and after April 24, 2009 for the Successor Company).

The allocation of the Business Enterprise Value for all accounts at April 24, 2009 was as follows:

	Continuing Operations	Discontinued Operations	Total
Current assets	$59,440	$45,201	$104,641
Goodwill	25,060	61,354	86,414
Intangibles	33,630	83,280	116,910
Property and equipment	22,108	14,162	36,270
Other assets	3,358	18,555	21,913
Current liabilities	61,294	19,866	81,160
Deferred income taxes	57,879	20,000	77,879
Due to Gores	10,797	—	10,797
Other liabilities	7,362	3,096	10,458
Long-term debt	106,703	—	106,703
Total Business Enterprise Value	$(100,439)	$179,590	$79,151
On March 31, 2010, we recorded an adjustment to increase the discontinued operations goodwill related to a correction of our current liabilities as of April 24, 2009. This under accrual of liabilities of $428 was related to the purchase in cash of television advertising airtime that occurred in the Predecessor Company prior to April 24, 2009.

We recorded an adjustment to goodwill in December 2009 related to a correction of our liabilities for uncertain tax provisions for $3,165 as of April 23, 2009. In the 23-day period ended April 23, 2009, we recorded a charge to special charges for insurance expense of $261 which should have been capitalized and expensed through April 30, 2010. The appropriate adjustments, including a reduction to our opening balance of goodwill of $261 at April 24, 2009, were recorded in the period from April 24, 2009 to December 31, 2009. For these adjustments $852 was recorded to goodwill and $2,052 was recorded to non-current assets discontinued operations.

On July 9, 2009, Gores converted 3.5 shares of Series A-1 Convertible Preferred Stock into 103,513 shares of common stock (without taking into account the 200 for 1 reverse stock split that occurred on August 3, 2009 as described in more detail below). Pursuant to the terms of our Certificate of Incorporation, the 292 outstanding shares of our Class B common stock were automatically converted into 292 shares of common stock (without taking into account the 200 for 1 reverse stock split that occurred on August 3, 2009 as described in more detail below) because as a result of such conversion by Gores the voting power of the Class B common stock, as a group, fell below ten percent (10%) of the aggregate voting power of issued and outstanding shares of common stock and Class B common stock.
On August 3, 2009, we held a special meeting of our stockholders to consider and vote upon, among other proposals, amending our Restated Certificate of Incorporation to increase the number of authorized shares of our common stock from 300,000 to 5,000,000 and to amend the Certificate of Incorporation to effect a 200 for 1 reverse stock split of our outstanding common stock (the “Charter Amendments”). On August 3, 2009, the stockholders approved the Charter Amendments, which resulted in the automatic conversion of all shares of preferred stock into common stock and the cancellation of warrants to purchase 50 shares of common stock issued to Gores as part of their investment in our Series A Preferred Stock. There are no longer any issued and outstanding warrants to purchase our common stock or any shares of our capital stock that have any preference over the common stock with respect to voting, liquidation, dividends or otherwise. Under the Charter Amendments, each of the newly authorized shares of common stock has the same rights and privileges as previously authorized common stock. Adoption of the Charter Amendments did not affect the rights of the holders of our currently outstanding common stock nor did it change the par value of the common stock.

The following unaudited pro forma financial summary for the years ended December 31, 2009 and 2008 gives effect to the Refinancing and the resultant acquisition accounting. The pro forma information does not purport to be indicative of what the financial condition or results of operations would have been had the Refinancing been completed on the applicable dates of the pro forma financial information.

	Unaudited Pro Forma
	Year ended December 31,
	2009	2008
Revenue	$183,847	$209,532
Net loss	(78,177)	(466,010)

Financial Statement Presentation

The preparation of our financial statements in conformity with the authoritative guidance of the Financial Accounting Standards Board (“FASB”) for generally accepted accounting principles in the United States (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenue and expenses as well as the disclosure of contingent assets and liabilities. Management continually evaluates its estimates and judgments including those related to allowances for doubtful accounts, useful lives of property, plant and equipment, goodwill and intangible assets and the valuation of such, barter inventory, fair value of stock options granted, forfeiture rate of equity based compensation grants, income taxes and valuation allowances on such and other contingencies. Management bases its estimates and judgments on historical experience and other factors that are believed to be reasonable in the circumstances. Actual results may differ from those estimates under different assumptions or conditions.

Principles of Consolidation

The consolidated financial statements include the accounts of all majority and wholly-owned subsidiaries. All significant intercompany accounts, transactions and balances have been eliminated in consolidation.

Segment Information

Prior to April 29, 2011, we operated as two segments, Network Radio and Metro Traffic. As noted below in Note 3 - Discontinued Operations, we completed the Metro Traffic Sale effective April 29, 2011; therefore, it is no longer included in continuing operations, and accordingly we operate as one segment. We have classified the Metro Traffic operating results, including the gain on the Metro Sale Transaction, as discontinued operations in the consolidated statement of operations and consolidated balance sheet for all periods presented.

Revenue Recognition

Revenue is recognized when earned, which occurs at the time commercial advertisements are broadcast. Payments received in advance are deferred until earned and such amounts are included as a component of deferred revenue in the accompanying Consolidated Balance Sheet.

We consider matters such as credit and inventory risks, among others, in assessing arrangements with our programming and distribution partners. In those circumstances where we function as the principal in the transaction, the revenue and associated operating costs are presented on a gross basis in the Consolidated Statement of Operations. In those circumstances where we function as an agent or sales representative, our effective commission is presented within revenue with no corresponding operating expenses.

Barter transactions represent the exchange of commercial announcements for programming rights, merchandise or services. These transactions are recorded at the fair market value of the commercial announcements relinquished, or the fair value of the merchandise and services received. A wide range of factors could materially affect the fair market value of commercial airtime sold in future periods, which would require us to increase or decrease the amount of assets and liabilities and related revenue and expenses recorded from prospective barter transactions.

Revenue is recognized on barter transactions when the advertisements are broadcast. Expenses are recorded when the merchandise or service is utilized.

Equity-Based Compensation

We have equity-based compensation plans, which provide for the grant of stock options, restricted stock and restricted stock units. We recognize the cost of the equity-based awards following accepted authoritative guidance and use the estimated fair value of the awards on the date of grant over their requisite service period. We used the Black-Scholes-Merton option-pricing model to determine the fair value of stock options awards.

Depreciation

Depreciation is computed using the straight line method over the estimated useful lives of the assets, as follows:

Buildings	30 years

Leasehold improvements	Shorter of economic life or lease term

Recording, broadcasting and studio equipment	3 - 10 years

Furniture, computers, equipment and other	3 - 10 years

Cash Equivalents

We consider all highly liquid instruments purchased with a maturity of less than three months to be cash equivalents. The carrying amount of cash equivalents approximates fair value because of the short maturity of these instruments.

Allowance for Doubtful Accounts

We maintain an allowance for doubtful accounts for estimated losses which may result from the inability of our customers to make required payments. We base our allowance on the likelihood of recoverability of accounts receivable by aging category, based on past experience and taking into account current collection trends that are expected to continue. If economic or specific industry trends worsen beyond our estimates, we would be required to increase our allowance for doubtful accounts. Alternatively, if trends improve beyond our estimates, we would be required to decrease our allowance for doubtful accounts. Our estimates are reviewed periodically, and adjustments are reflected through bad debt expense in the period they become known. Changes in our bad debt experience can materially affect our results of operations. Our allowance for bad debts requires us to consider anticipated collection trends and requires a high degree of judgment. In addition, our results in any reporting period could be impacted by relatively few but significant bad debts.

Program Rights

Program rights are stated at the lower of cost, less accumulated amortization, or net realizable value. Program rights and the related liabilities are recorded when the license period begins and the program is available for use, and are charged to expense when the event is broadcast.

Goodwill

Goodwill represents the excess purchase price of an acquisition over the fair values of the net tangible assets and identifiable intangible assets acquired. We test the carrying value of goodwill for impairment at a reporting unit level which is the same as our operating segment, using a two-step approach, at least annually as of December 31 of each year, or more frequently whenever an event occurs or circumstances change that would more likely than not reduce the fair value of a reporting unit below its carrying amount. In the first step, the fair value of each reporting unit is determined. If the fair value of a reporting unit is less than its carrying value, this is an indicator that the goodwill assigned to that reporting unit may be impaired. In this case, the second step is to allocate the fair value of the reporting unit to the assets and liabilities of the reporting unit as if it had just been acquired in a business combination, and as if the purchase price was equivalent to the fair value of the reporting unit. The excess of the fair value of the reporting unit over the amounts assigned to its assets and liabilities is referred to as the implied fair value of goodwill. The implied fair value of the reporting unit's goodwill is then compared to the actual carrying value of goodwill. If the implied fair value is less than the carrying value, we would be required to recognize an impairment loss for that excess.

In order to estimate the fair values of assets and liabilities a company may use various methods including discounted cash flows, excess earnings, profit split and income methods. Utilization of any of these methods requires that a company make important assumptions and judgments about future operating results, cash flows, discount rates, and the probability of various scenarios, as well as the proportional contribution of various assets to results and other judgmental allocations. We determined that using the discounted cash flow model in its entirety to be the best evaluation of the fair value of our two reporting units.
For the year ended December 31, 2008, we determined our goodwill was impaired by $126,423. See Note 6 - Goodwill for additional information regarding the determination of goodwill impairment.

Intangible Assets

Intangible assets subject to amortization primarily consist of affiliation agreements that were acquired in prior years. Such affiliate contracts, when aggregated, create a nationwide audience that is sold to national advertisers. Upon acquisition, identifiable intangible assets are recorded at fair value. The method of amortizing the intangible asset values reflects, based upon our historical experience, an accelerated rate of attrition in the affiliate base over the expected life of the affiliate relationships. Accordingly, we amortized the value assigned to affiliate agreements on an accelerated basis (periods ranging from 4 to 20 years with a weighted-average amortization period of approximately 8 years) consistent with the pattern of cash flows which are expected to be derived.

Impairment of Long-Lived Assets

We evaluate long-lived assets, including identifiable intangible assets with finite lives, whenever a triggering event occurs or changes in circumstances indicate that the carrying amounts of the lowest level of asset grouping for which identifiable cash flows are independent of other assets may not be recoverable. The initial test for impairment compares the asset carrying amounts with the sum of undiscounted cash flows, the individual assets are impaired proportionately limited to their respective estimated fair values. To determine whether an indefinite lived intangible impairment exists, the carrying value of the asset is compared with its fair value. An impairment loss would be recognized to the extent that the respective carrying value exceeds its fair value. Fair value estimates are based on quoted market prices in active markets, if available. If quoted market prices are not available, the estimate of fair value is based on various valuation techniques, including discounted value of estimated future cash flows, market multiples or appraised valuations.

Income Taxes

We use the asset and liability method of financial accounting and reporting for income taxes. Deferred income taxes reflect the tax impact of temporary differences between the amount of assets and liabilities recognized for financial reporting purposes and the amounts recognized for tax purposes. We classified interest expense and penalties related to unrecognized tax benefits as income tax expense. With respect to our deferred tax assets, we assess the need for a valuation allowance at each reporting period.

The authoritative guidance clarifies the accounting for uncertainty in income taxes recognized in an enterprise's financial statements and prescribes a recognition threshold and measurement attribute for the recognition and measurement of a tax position taken or expected to be taken in a tax return. The evaluation of a tax position in accordance with this interpretation is a two-step process. The first step is recognition, in which the enterprise determines whether it is more likely than not that a tax position will be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The second step is measurement. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of the liability to recognize in the financial statements.

Earnings per Share

Basic earnings, or loss, per share is based on the weighted average number of shares of common stock outstanding during each year. Diluted earnings per share are based on the weighted average number of shares of common stock and dilutive securities outstanding during each year. See Note 2 - Earnings Per Share.

Financial Instruments

We may use derivative financial instruments (fixed-to-floating interest rate swap agreements) for the purpose of hedging specific exposures and hold all derivatives for purposes other than trading. All derivative financial instruments held reduce the risk of the underlying hedged item and are designated at inception as hedges with respect to the underlying hedged item. Hedges of fair value exposure are entered into in order to hedge the fair value of a recognized asset, liability or a firm commitment. Derivative contracts are entered into with major creditworthy institutions to minimize the risk of credit loss and are structured to be 100% effective. In 2007, we had designated the interest rate swap agreements as a fair value hedge. In December 2008, we terminated the remaining interest rate swap agreements, resulting in cash proceeds of $2,150, which has been classified as a financing cash inflow in our Statement of Cash Flows. The resulting gain of $2,150 from the termination of the derivative contracts was amortized in the Predecessor Company through April 23, 2009.

As part of the amendments to the debt agreements dated August 17, 2010, Gores committed to purchase $10,000 of our common stock on or prior to February 28, 2011. This commitment contained embedded features that have the characteristics of a derivative that is settled in our common stock. Accordingly, pursuant to authoritative guidance, we determined the fair value of the derivative by applying the Black-Scholes model using the Monte Carlo simulation to estimate the price of our common stock on the derivative's expiration date. We estimated the expected volatility of the derivative by using a trailing 30-day weighted average of our common stock's closing share price for the 30 consecutive days ending on the tenth day immediately preceding the date of the stock purchase (the purchase price at which the common stock would be purchased under the Gores agreement). For additional details see Note 9 - Debt and Note 20 - Subsequent Event.

We did not hold derivative financial instruments at any time during the periods ending April 23, 2009 and December 31, 2009.

Recent Accounting Pronouncements

In January 2010, the FASB issued Accounting Standards Update (“ASU”) No. 2010-06, Fair Value Measurements and Disclosures (Topic 820): Improving Disclosures about Fair Value Measurements (“ASU 2010-06”). ASU 2010-06 revises two disclosure requirements concerning fair value measurements and clarifies two others. It requires separate presentation of significant transfers into and out of Levels 1 and 2 of the fair value hierarchy and disclosure of the reasons for such transfers. It also requires the presentation of purchases, sales, issuances and settlements within Level 3 of the fair value hierarchy on a gross basis rather than a net basis. The amendments also clarify that disclosures should be disaggregated by class of asset or liability and that disclosures about inputs and valuation techniques should be provided for both recurring and non-recurring fair value measurements. Our disclosures about fair value measurements are presented in Note 10 - Fair Value Measurements. These new disclosure requirements are effective for the period ending September 30, 2010, except for the requirement concerning gross presentation of Level 3 activity, which is effective for fiscal years beginning after December 15, 2010. Our adoption of the new guidance did not have a material impact on our consolidated financial position or results of operations.

In December 2010, the FASB issued ASU No. 2010-29, Business Combinations (Topic 805): Disclosure of Supplementary Pro Forma Information for Business Combinations (a consensus of the FASB Emerging Issues Task Force) (“ASU 2010-29”). ASU 2010-29 changes the disclosures of supplementary pro forma information for business combinations. The new standard clarifies that if a public entity completes a business combination and presents comparative financial statements, the entity should disclose revenue and earnings of the combined entity as though the business combination(s) that occurred during the current year had occurred as of the beginning of the comparable prior annual reporting period only. The amendments also expand the supplemental pro forma disclosures under ASC Topic 805 to include a description of the nature and amount of material, nonrecurring pro forma adjustments directly attributable to the business combination included in the reported pro forma revenue and earnings. ASU 2010-29 is effective for business combinations with acquisition dates on or after the beginning of the first annual reporting period beginning on or after December 15, 2010, with early adoption permitted. Our adoption of the new guidance did not have a material impact on our consolidated financial position or results of operations.

Reclassifications and Revisions

For the year ended December 31, 2009, we understated our income tax receivable asset due to an error in how the deductibility of certain costs for the twelve months ended December 31, 2009 was determined. This resulted in an additional income tax benefit of $650 recorded in the three months ended March 31, 2010 and the twelve months ended December 31, 2010, that should have been recorded in the successor period ended December 31, 2009. We overstated accounts receivable at December 31, 2009 by $250 in connection with our failure to record a billing adjustment as a result of a renegotiated customer contract and understated accrued expenses for certain general and administrative costs incurred by $278 at December 31, 2009. We also understated accrued liabilities at December 31, 2009 by $375 in connection with our failure to record an employment claim settlement related to an employee termination that occurred prior to 2008, but which was probable and estimable as of December 31, 2009. For the year ended December 31, 2009, we understated our current liabilities of discontinued operations for audience deficiency units in error by $919 in connection with recording loss from discontinued operations, which was understated in that period. The Company increased loss from discontinued operations by $919 during 2010 to correct the current liabilities of discontinued operations balance as of December 31, 2010. We have determined that the impact of these adjustments recorded in the first quarter of fiscal 2010 were immaterial to our results of operations in all applicable prior interim and annual periods. As a result, we have not restated any prior period amounts.

We also understated accrued liabilities at December 31, 2009 by $218 in connection with our payroll, but which was probable and estimable as of December 31, 2008. We have determined that the impact of this adjustment recorded in the third quarter of fiscal 2010 was immaterial to our results of operations in all applicable prior interim and annual periods. As a result, we have not restated any prior period amounts.

Finally, we understated our program and operating liabilities by $428 in the predecessor period ended April 23, 2009 and have adjusted our opening balance sheet and goodwill accordingly. We have determined that the impact of this adjustment recorded in the first quarter of 2010 was immaterial to our results of operations in all applicable prior interim and annual periods. As a result, we have not restated any prior period amounts.

For the nine months ended September 30, 2009 and the years ended December 31, 2008 and 2007, we understated liabilities in error related to uncertain income tax exposures arising in the respective periods. These additional income tax exposures related primarily to deductions taken in state filings for which it is more likely than not that those deductions would not be sustained on their technical merits. The amounts of additional tax expense that should have been recorded were $82 in the successor period (April 24 to December 31, 2009), $68 in the predecessor period (January 1 to April 23, 2009), $1,442 in 2008 and $410 in 2007. In addition in 2007, $1,245 should have been recorded to retained deficit upon adoption of the authoritative guidance on uncertain tax positions. Such charges totaling $3,247 were recorded in the fourth quarter of 2009 as an increase to income tax expense of $82, and an adjustment to the opening goodwill of $1,113 and $2,052 to non-current assets discontinued operations in the Successor Company at April 24, 2009. We have determined that the impact of these adjustments recorded in the fourth quarter of 2009 were immaterial to our results of operations in all applicable prior interim and annual periods. As a result, we have not restated any prior period amounts.

On August 3, 2009 at a special meeting of our stockholders, we effected a 200 for 1 reverse stock split of our common stock. This reverse stock split has been reflected in share data and earnings per share data contained herein for all periods presented, unless otherwise indicated. The par value of the common stock was not affected by the reverse stock split and remains at $0.01 per share.

Certain reclassifications to our previously reported financial information have been made to the financial information that appears in this report to conform to the current period presentation.